UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 27, 2010 (April 23, 2010)

THE PROGRESSIVE CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	1-9518	34-0963169
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 Wilson Mills Road, Mayfield Village, Ohio 44143

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 440-461-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)	Donald B. Shackelford, whose term as a director expired at the Company’s Annual Meeting of Shareholders on April 23, 2010, did not stand for re-election under the Board’s retirement policy.

(d)	On April 23, 2010, the Board of Directors elected Lawton W. Fitt to its Investment & Capital Committee and Stuart B. Burgdoerfer to its Audit Committee, effective immediately. In each case, this action represents his or her first Committee assignment. Ms. Fitt and Mr. Burgdoerfer were initially elected to the Board during the preceding year, as reported on Form 8-K’s dated June 12, 2009 (for Ms. Fitt) and December 16, 2009 (for Mr. Burgdoerfer), and were re-elected by shareholders at the Annual Meeting.

(e)	On April 23, 2010, the Compensation Committee of the Board of Directors determined the annual equity awards to be made to Glenn M. Renwick, President and Chief Executive Officer, in the form of restricted stock units. Consistent with his equity awards in recent years, Mr. Renwick will receive time-based and performance-based awards, each to be valued at 500% of his salary. The time-based award will vest in full on January 1, 2013. Otherwise, the awards will be made subject to the same terms and conditions described in, and under the form of award agreements attached to, our Form 8-K filed on March 30, 2010.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders, 579,074,101 common shares were represented in person or by proxy.

At the meeting, shareholders elected the five directors named below. The votes cast with respect to each director were as follows:

Director	Term Expires	For	Against	Abstain	Broker Non-Votes
Stuart B. Burgdoerfer	2011	530,710,999	1,625,202	17,266,638	29,471,262
Lawton W. Fitt	2013	530,388,078	1,933,700	17,281,061	29,471,262
Peter B. Lewis	2013	541,951,974	7,023,921	626,944	29,471,262
Patrick H. Nettles, Ph.D.	2013	529,079,020	3,210,446	17,313,373	29,471,262
Glenn M. Renwick	2013	539,565,809	9,541,519	495,511	29,471,262

The following are the directors whose terms continued after the meeting:

Director	Term Expires
Charles A. Davis	2011
Bernadine P. Healy, M.D.	2011
Abby F. Kohnstamm	2011
Roger N. Farah	2012
Stephen R. Hardis	2012
Norman S. Matthews	2012
Bradley T. Sheares, Ph.D.	2012

Also at the Annual Meeting, shareholders took the following actions:

•

approved The Progressive Corporation 2010 Equity Incentive Plan and the performance criteria set forth therein. This proposal received 513,435,371 affirmative votes and 35,614,087 negative votes. There were 553,381 abstentions and 29,471,262 broker non-votes with respect to this proposal.

•

ratified the appointment of PricewaterhouseCoopers LLP as Progressive’s independent registered public accounting firm for 2010. This proposal received 570,078,413 affirmative votes and 8,517,208 negative votes. There were 478,480 abstentions and no broker non-votes with respect to this proposal.

Item 8.01	Other Events.

On April 23, 2010, the Board of Directors elected the following individuals to its Audit and Investment & Capital Committees, effective immediately:

Audit Committee

Patrick H. Nettles, Ph.D. (Chair)

Stuart B. Burgdoerfer

Bernadine P. Healy, M.D.

Abby F. Kohnstamm

Investment & Capital Committee

Stephen R. Hardis (Chair)

Charles A. Davis

Lawton W. Fitt

Peter B. Lewis

No changes were made to the Board’s other Committees.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2010

THE PROGRESSIVE CORPORATION

By:	/s/ Jeffrey W. Basch
Name:	Jeffrey W. Basch
Title:	Vice President and Chief Accounting Officer